                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

 /X/   Filed by the Registrant

 / /   Filed by a Party other than the Registrant

Check the appropriate box:

 / /    Preliminary Proxy Statement

 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 / /    Definitive Proxy Statement

 /X/    Definitive Additional Materials

 / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       J.P. Morgan Institutional Funds

                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):

 /X/    No fee required.
 / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

     Aggregate number of securities to which transaction applies:


                    ------------------------------------------------------------

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

                     -----------------------------------------------------------

     Proposed maximum aggregate value of transaction:

                     -----------------------------------------------------------

     Total fee paid:

                    ------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

                    ------------------------------------------------------------

     Form, Schedule or Registration Statement No.:

                    ------------------------------------------------------------

     Filing Party:

                    ------------------------------------------------------------

     Date Filed:

                   -------------------------------------------------------------

JPMORGAN FUNDS

July 9, 2001

Dear Shareholder:

     We are writing to update you on the Special Meeting of the Shareholders held by JPMorgan Funds on July 3, 2001. The meeting, which related to proposals described in the proxy materials we recently mailed to you, was adjourned to allow for more time to solicit votes. Consequently, a second Special Meeting will be held on Wednesday, July 25, 2001 at 9:00 AM EST. If the sufficient numbers of votes to pass the proposals are not received, the meeting may be adjourned to a later date.

     Your vote is very important to us. Enclosed is a proxy card for your Fund's proposals. We encourage you to use one of the following convenient options for securing your vote today:

     - VOTE BY INTERNET: Log on to www.proxyvote.com, enter the 12-digit control number on your voting instruction for and follow the instructions on the Web site.

     - VOTE BY TELEPHONE: Cast your vote through automated touch-tone voting at 1-877-779-8683, or speak to a proxy information center representative at 1-800-769-6414. For your convenience, have your voting instruction form available.

     - VOTE BY MAIL: Sign, date and mail your proxy card in the postage-paid return envelope provided.

     As described in the Proxy Statement, your Fund's Board Members unanimously recommend a vote "for" all of the proposals, in the belief that approval is in the best interest of the shareholders. Securing your vote promptly can help avoid a third shareholder meeting and further delays.

     Should you have any questions about the proxy, the contents of this letter, or would like to vote your shares with a representative, please call the JPMorgan Proxy Information Line toll-free at 1-800-769-6414. We appreciate your time and attention to this important matter, and look forward to helping you attain your financial goals for many years to come.


                                              Sincerely,

                                              /s/ George Gatch

                                              George Gatch
                                              Managing Director

JPMORGAN FUNDS

July 9, 2001

Dear Shareholder:

     We are writing to update you on the Special Meeting of the Shareholders held by JPMorgan Funds on July 3, 2001. The meeting, which related to proposals described in the proxy materials we recently mailed to you, was adjourned to allow for more time to solicit votes. Consequently, a second Special Meeting will be held on Wednesday, July 25, 2001 at 9:00 AM EST. If the sufficient numbers of votes to pass the proposals are not received, the meeting may be adjourned to a later date.

     Your vote is very important to us. Enclosed is a proxy card for your Fund's proposals. We encourage you to use one of the following convenient options for securing your vote today:

     - VOTE BY INTERNET: Go to the Internet address listed on the enclosed proxy card and follow the instructions on the Web site. For your convenience, have your voting instruction form available.
     - VOTE BY TELEPHONE: Cast your vote through automated touch-tone voting at 1-877-779-8683, or speak to a proxy information center representative at 1-800-769-6414. For your convenience, have your voting instruction form available.
     - VOTE BY MAIL: Sign, date and mail your proxy card in the postage-paid return envelope provided.

     As described in the Proxy Statement, your Fund's Board Members unanimously recommend a vote "for" all of the proposals, in the belief that approval is in the best interest of the shareholders. Securing your vote promptly can help avoid a third shareholder meeting and further delays.

     Should you have any questions about the proxy, the contents of this letter, or would like to vote your shares with a representative, please call the JPMorgan Proxy Information Line toll-free at 1-800-769-6414. We appreciate your time and attention to this important matter, and look forward to helping you attain your financial goals for many years to come.


                                              Sincerely,

                                              /s/ George Gatch

                                              George Gatch
                                              Managing Director